EXHIBIT 10.32
                                 -------------

August 12, 1996


Mark B. Gordon, O.D.
Howard H. Levin, O.D.
MEC Health Care, Inc.
100 Park Avenue
Baltimore, MD  21201

Dear Mark and Howard:

This is to confirm our agreement relative to the Agreement and Plan of Merger dated as of August 28, 1995, as amended as of October 5, 1995, and the extension of the promissory note dated June 27, 1996:

     1.The original promissory note, currently with a balance of one million dollars ($1,000,000) plus accrued interest from July 1, 1996, will be extended to November 15, 1996.

     2.The term of the escrow agreement will be extended to November 30, 1996.

If the foregoing is acceptable to you, please execute this letter in the place provided below, and we will formalize the relevant documents.

Sincerely yours,

LASERSIGHT INCORPORATED


By:/s/ Michael R. Farris
   --------------------------
    Michael R. Farris


    /s/ Mark B. Gordon                             /s/ Howard Levin
    -------------------------                   --------------------------
    Mark B. Gordon, O.D.                         Howard H. Levin, O.D.